UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2021

SUPPORT.COM, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30901	94-3282005
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1521 Concord Pike (US 202), Suite 301 Wilmington, DE		19803
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (650) 556-9440

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	SPRT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

Explanatory Note

This Amendment No. 1 on Form 8-K/A (this “Amendment No. 1”) is being filed by Support.com, Inc. (the “Company”) to amend the Current Report on Form 8-K filed on March 22, 2021 (the “Original Report”), solely to correct one typographical error found in Exhibit 99.1 of the Original Report (the “Exhibit”). This Amendment No.1 deletes a reference to “March 19, 2020” in the Exhibit of the Original Report, and replaces it with a reference to “March 19, 2021”. Except as provided herein, the disclosures made in the Original Report remain unchanged.

ADDITIONAL INFORMATION AND WHERE TO FIND IT

In connection with the proposed transaction, the Company and Greenidge Generation Holdings Inc. (“Parent”) will file relevant materials with the United States Securities and Exchange Commission (the “SEC”), and Parent will file a registration statement on Form S-4, which will include a proxy statement/prospectus of the Company. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ CAREFULLY AND IN THEIR ENTIRETY THE REGISTRATION STATEMENT, PROXY STATEMENT/PROSPECTUS AND ALL OTHER RELEVANT DOCUMENTS FILED OR THAT WILL BE FILED WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. A definitive proxy statement/prospectus will be mailed to stockholders of the Company when it becomes available. Investors and security holders will be able to obtain free copies of the registration statement, proxy statement/prospectus (when available) and the other documents filed with the SEC by the Company or Parent through the SEC’s website at www.sec.gov.

PARTICIPANTS IN SOLICITATION

The Company and its directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from stockholders of the Company in connection with the proposed transaction. A list of the names of such directors and executive officers, information regarding their interests in the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

Parent, Merger Sub (as defined in the Original Report) and their directors, executive officers, other members of management and employees may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. A list of the names of such directors and executive officers, information regarding their interests in the proposed merger and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, proxy statement/prospectus and other relevant materials to be filed with the SEC when they become available.

NO OFFER OR SOLICITATION

This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

CAUTIONS REGARDING FORWARD-LOOKING STATEMENTS

This document includes “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements are often identified by words such as anticipate, believe, foresee, expect, hope, intend, may, outlook, plan, project, potential, could, should, would and will and the negative of these and other similar words or expressions. Such forward-looking statements are inherently uncertain and involve substantial risks, and stockholders and other potential investors should recognize that actual results may differ materially from those expressed or implied in such statements. Many of these risks and uncertainties are unknown and/or are unable to be predicted or controlled. Risks and uncertainties related to the proposed transactions include, but are not limited to, the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement; the failure of the parties to satisfy conditions to completion of the proposed merger, including the failure of the Company’s stockholders to approve the proposed merger; and the risks, uncertainties, and other factors detailed from time to time in the Company’s Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and Current Reports on Form 8-K filed or furnished with the SEC. The Company cautions investors that any forward-looking statements made by the Company are not guarantees of future performance. The Company disclaims any obligation to update any forward-looking statement or to announce publicly the results of any revisions to any of the forward-looking statements to reflect future events or developments, except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Joint Press Release of the Company and Parent, dated March 22, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 23, 2021	Support.com, Inc.

	By:	/s/ Lance Rosenzweig
	Name:	Lance Rosenzweig
	Title:	President and Chief Executive Officer

4